Exhibit 99.2

THE BANK OF NEW YORK MELLON CORPORATION

Financial Trends

Notes:

The following transactions/changes have impacted the reporting of our results:

In the first quarter of 2011, we realigned our internal reporting structure and business presentation to focus on two principal businesses, Investment Management and Investment Services. Investment Management includes the former Asset Management and Wealth Management businesses. Investment Services includes the former Asset Servicing, Issuer Services and Clearing Services businesses as well as the Cash Management business previously included in the Treasury Services business. The credit-related activities previously included in Treasury Services business, are now included in the Other segment. Accordingly, the income statement has been changed to reflect this realignment. Investment management and performance fees consist of the former asset and wealth management fee revenue and Investment services fees consist of the former securities servicing fees, including asset servicing, issuer services, clearing services, as well as treasury services fee revenue. All prior periods have been reclassified. The reclassifications did not affect the results of operations.

In the first quarter of 2011, we revised the net interest revenue for our businesses to reflect a new approach to transfer pricing domestic deposits. All prior period business results have been restated to reflect this revision. The revision did not impact consolidated results.

On July 1, 2010 and August 2, 2010 we completed the acquisitions of Global Investment Servicing (“GIS”) and BHF Asset Servicing GmbH (“BAS”). The financial results for GIS are included in the Investment Services and Other businesses. The financial results for BAS are included in the Investment Services business.

On Jan. 1, 2010, we adopted SFAS No. 167, “Amendments to FASB Interpretation No. 46 (R).” Certain asset management funds and seed capital investments are now disclosed separately on our balance sheet and securitizations are included in available for sale securities. The income statement separately discloses the operations of consolidated asset management funds and the net income attributable to noncontrolling interests of consolidated asset management funds; previously these were disclosed as asset and wealth management revenue and investment and other income.

On November 2, 2009, we completed the acquisition of Insight Asset Management (“Insight”) based in London. The financial results for Insight are included in the Investment Management business.

On January 1, 2009, we adopted FAS 160, which resulted in a reclassification of minority interest to equity from other liabilities on the balance sheet and to noncontrolling interest from other expense on the income statement.

The following items have impacted the comparability of our results:

Results for the first quarter of 2010 include a charge related to special litigation reserves.

Investment Securities Portfolio restructuring/Investment Write-downs – Impacted total revenue levels in the full year of 2008 and full year of 2009.

The TARP preferred dividends and related redemption premium impacted the fourth quarter of 2008 and the first and second quarters of 2009.

The FDIC Special Assessment of all depository institutions impacted the second quarter of 2009.

Global efficiency restructuring charges – Recorded charges in the fourth quarters of 2008 and 2009 and third quarter of 2010.

All of these items are detailed in the trends that follow.

Summations may not equal due to rounding. As a result of this rounding convention, immaterial differences may exist between the business trends data versus business data on the Form 10-K for the year ended December 31, 2010.

Certain reclassifications have been made to prior periods to place them on a basis comparable with the current periods presentation.

Discontinued Operations Accounting:

The income/(loss) and average assets from discontinued operations accounting have not been allocated to any business.

Average Assets:

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference. Consolidated average assets include average assets of discontinued operations.

Return on Common and Tangible Common Equity/Pretax Operating Margin:

Ratios are presented for continuing operations basis only. Quarterly return on common and tangible common equity ratios are annualized.

Non-GAAP Measures:

Certain Non-GAAP measures are included in the following schedules. These measures are used by management to monitor financial performance, both on a company-wide and on a business basis. These Non-GAAP measures impact certain revenue/expense categories, percentages and ratios by the exclusion and/or adjustment of items listed above and described in footnotes. For further information, see ‘Non-GAAP Financial Measures’ and ‘Supplemental Information – Explanation of Non-GAAP Financial Measures’ in The Bank of New York Mellon Corporation Quarterly Earnings Review dated July 19, 2011, furnished as an exhibit to the Report on Form 8-K to which these Financial Trends are furnished as an exhibit.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 10 Quarter Trend

	2009				2010							2011
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr (a)	3rd Qtr (b)	4th Qtr	1st Qtr		2nd Qtr		3rd Qtr	4th Qtr		1st Qtr		2nd Qtr
Revenue:
Investment services fees
Asset servicing	$609	$671	$643	$650	$637		$668		$870	$914		$923		$980
Issuer services	364	372	359	368	333		354		364	409		351		365
Clearing services	253	250	236	223	230		245		252	278		292		292
Treasury services	125	132	128	134	131		125		132	129		128		127

Total investment services fees	1,351	1,425	1,366	1,375	1,331		1,392		1,618	1,730		1,694		1,764
Investment management and performance fees	622	645	664	746	686		686		696	800		764		779
Foreign exchange & other trading revenue	307	237	246	246	262		220		146	258		198		222
Distribution and servicing	101	95	73	57	48		51		56	55		53		49
Financing-related fees	48	54	56	57	50		48		49	48		43		49
Investment and other income	(2)	53	205	81	145		145		97	80		81		145

Total fee revenue	2,427	2,509	2,610	2,562	2,522		2,542		2,662	2,971		2,833		3,008
Net Securities gains (losses)	(295)	(256)	(4,833)	15	7		13		6	1		5		48

Total fee and other revenue	2,132	2,253	(2,223)	2,577	2,529		2,555		2,668	2,972		2,838		3,056
Income of consolidated investment management funds	—	—	—	—	65		65		37	59		110		63
Net interest revenue	775	700	716	724	765		722		718	720		698		731

Total revenue	2,907	2,953	(1,507)	3,301	3,359		3,342		3,423	3,751		3,646		3,850
Provision for credit losses	59	61	147	65	35		20		(22)	(22)		—		—
Noninterest expenses	2,091	2,145	2,158	2,266	2,146		2,219		2,429	2,624		2,578		2,690
Special Litigation Reserves	N/A	N/A	N/A	N/A	164		N/A		N/A	N/A		N/A		N/A
FDIC special assessment	—	61	—	—	—		—		—	—		—		—
Amortization of intangible assets	107	108	104	107	97		98		111	115		108		108
Restructuring charges	10	6	(5)	139	7		(15)		15	21		(6)		(7)
Merger & integration expense	68	59	54	52	26		14		56	43		17		25

Total noninterest expense	2,276	2,379	2,311	2,564	2,440		2,316		2,611	2,803		2,697		2,816
Income/ (loss) from continuing operations before taxes	572	513	(3,965)	672	884		1,006		834	970		949		1,034
Income taxes	161	12	(1,527)	(41)	258		304		220	265		279		277

Income/ (loss) from continuing operations	411	501	(2,438)	713	626		702		614	705		670		757
Income/ (loss) from discontinued operations, net of tax	(41)	(91)	(19)	(119)	(42)		(10)		(3)	(11)		—		—
Net income attributable to noncontrolling interest	(1)	2	(1)	(1)	(25	) (f)	(34	) (f)	11 (f)	(15	) (f)	(45	) (f)	(22	) (f)
Redemption charge and preferred dividends	(47)	(236)	—	—	—		—		—	—		—		—

Net income/ (loss) applicable to shareholders of The Bank of New York Mellon Corporation	$322	$176	$(2,458)	$593	$559		$658		$622	$679		$625		$735

EPS from continuing operations	$0.31	$0.23	$(2.04)	$0.59	$0.49		$0.55		$0.51	$0.55		$0.50		$0.59
EPS from continuing operations - Non-GAAP (c)	$0.56	$0.51	$0.54	$0.55	$0.59		$0.55		$0.55	$0.59		$0.50		$0.60
Market value of assets under management at period-end (in billions)	$881	$926	$966	$1,115	$1,105		$1,047		$1,141	$1,172		$1,229		$1,274
Market value of assets under custody and administration at period-end (in trillions)	$19.5	$20.7	$22.1	$22.3	$22.4		$21.8		$24.4	$25.0		$25.5		$26.3
Market value of securities on loan at period-end (in billions)	$293	$290	$299	$247	$253		$248		$279	$278		$278		$273
Pre-tax operating margin
GAAP-before extraordinary (loss)	20%	17%	N/M	20%	26%		30%		24%	26%		26%		27%
Non-GAAP adjusted (d)	33%	31%	31%	29%	34%		32%		30%	30%		28%		29%
Return on tangible common equity (annualized):
Non-GAAP-before extraordinary (loss)	28.8%	18.4%	N/M	33.0%	25.8%		25.7%		26.3%	27.5%		24.3%		26.3%
Return on common equity (annualized)
GAAP-before extraordinary (loss)	5.8%	4.0%	N/M	9.8%	8.2%		8.8%		7.8%	8.5%		7.7%		8.8%
Percent of non-US fee and net interest revenue - GAAP	31%	32%	N/M	36%	34%		35%		36%	38%		36%		37%
Percent of non-US fee and net interest revenue - Non-GAAP (e)	29%	31%	31%	36%	35%		35%		36%	38%		37%		37%

(a)	The second quarter of 2009 contains $134 million of tax benefits related to the final LILO/SILO tax settlement.

(b)	The third quarter of 2009 includes a $4.8 billion pretax charge related to investment securities portfolio restructuring.

(c)	Calculated excluding investment securities losses, TARP redemption premium/dividend, FDIC special assessment, SILO/LILO/tax settlements, M&I expenses, restructuring charges, benefit of tax settlements and tax discrete benefits and 1st quarter 2010 special litigation reserves.

(d)	Calculated excluding investment securities losses, asset-based taxes, FDIC special assessment, M&I expenses, restructuring charges, intangible amortization, 1st quarter 2010 special litigation reserves, 1st, 2nd, 3rd and 4th quarters 2010 and 1st, 2nd quarters of 2011 noncontrolling interests of consolidated asset management funds.

(e)	Calculated excluding net securities gains (losses) and including noncontrolling interest related to consolidated asset management funds.

(f)	Includes income of ($24) million for the first quarter of 2010, income of ($33) million for the second quarter of 2010, loss of $12 million for the third quarter of 2010, income of ($14) million for the fourth quarter of 2010, income of ($44) million for the first quarter of 2011 and income of ($21) million for the second quarter of 2011 related to consolidated asset management funds.

Note:	See pages 3 through 6 for additional details of revenue/expense items impacting continuing operations.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 10 Quarter Trend

FEE AND OTHER REVENUE

	2009				2010								2011
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr (a)	4th Qtr	1st Qtr		2nd Qtr		3rd Qtr		4th Qtr		1st Qtr		2nd Qtr
Investment services fees
Asset servicing	$519	$574	$600	$621	$608		$622		$832		$877		$887		$919
Securities lending	90	97	43	29	29		46		38		37		36		61
Issuer services	364	372	359	368	333		354		364		409		351		365
Clearing services	253	250	236	223	230		245		252		278		292		292
Treasury services	125	132	128	134	131		125		132		129		128		127

Total investment services fees	1,351	1,425	1,366	1,375	1,331		1,392		1,618		1,730		1,694		1,764
Investment management and performance fees	622	645	664	746	686		686		696		800		764		779
Foreign exchange & other trading revenue	307	237	246	246	262		220		146		258		198		222
Distribution and servicing	101	95	73	57	48		51		56		55		53		49
Financing-related fees	48	54	56	57	50		48		49		48		43		49
Investment and other income	(2)	53	205	81	145		145		97		80		81		145

Total fee revenue	2,427	2,509	2,610	2,562	2,522		2,542		2,662		2,971		2,833		3,008
Income of consolidated asset management funds, net of noncontrolling interest	—	—	—	—	41	(c)	32	(c)	49	(c)	45	(c)	66	(c)	42	(c)

Total fee revenue - Non-GAAP	2,427	2,509	2,610	2,562	2,563		2,574		2,711	(d)	3,016	(d)	2,899	(d)	3,050	(d)
Net securities gains (losses)	(295)	(256)	(4,833)	15	7		13		6		1		5		48

Total fee and other revenue - Non-GAAP	2,132	2,253	(2,223)	2,577	2,570		2,587		2,717		3,017		2,904		3,098
Fee and other revenue as a percentage of total revenue - Non-GAAP (b)	76%	78%	78%	78%	75%		76%		78%		79%		78%		79%
Market value of assets under management at period-end (in billions)	$881	$926	$966	$1,115	$1,105		$1,047		$1,141		$1,172		$1,229		$1,274
Market value of assets under custody and administration at period-end (in trillions)	$19.5	$20.7	$22.1	$22.3	$22.4		$21.8		$24.4		$25.0		$25.5		$26.3
Market value of securities on loan at period-end (in billions)	$293	$290	$299	$247	$253		$248		$279		$278		$278		$273
S&P 500 Index - period-end	798	919	1057	1115	1169		1031		1141		1258		1326		1321
S&P 500 Index - daily average	809	891	995	1088	1123		1135		1095		1204		1302		1318

(a)	The third quarter of 2009 includes a $4.8 billion charge related to investment securities portfolio restructuring.

(b)	Excludes net securities gains/(losses).

(c)	Includes $25 million, $29 million, $36 million, $35 million, $31 million and $29 million previously included in investment management and performance fees and $16 million, $3 million, $13 million, $10 million, $35 million and $13 million previously included in investment and other income for the first, second, third and fourth quarters of 2010 and first and second quarters of 2011, respectively.

(d)	Total fee revenue from the GIS/BAS acquisitions was $234 million in the third quarter of 2010, $246 million in the fourth quarter of 2010 and $261 million in both the first and second quarters of 2011.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS

Average Balances and Interest Rates

	Quarter Ended
	March 31, 2009		June 30, 2009		September 30, 2009		December 31, 2009		March 31, 2010		June 30, 2010
(dollar amounts in millions)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$56,505	1.56%	$56,917	1.18%	$54,343	1.08%	$55,467	1.09%	$55,800	1.03%	$50,741	1.01%
Interest-bearing deposits with Federal Reserve bank	23,192	0.37	6,338	0.37	6,976	0.32	11,430	0.32	12,129	0.33	18,280	0.34
Other Short Term Investment (FRB)	1,269	3.15	—	—	—	—	—	—	—	—	—	—
Federal funds sold and securities under resale agreements	2,310	0.81	2,899	1.29	3,443	1.19	4,276	0.65	3,859	0.71	4,652	0.66
Margin loans	4,219	1.63	4,134	1.62	4,335	1.55	4,665	1.55	5,241	1.49	5,786	1.49
Non-margin loans:
Domestic offices	21,630	2.91	20,740	3.18	19,412	3.22	20,212	2.89	19,510	3.12	20,750	2.89
Foreign offices	13,109	2.56	12,155	2.21	10,788	1.99	10,362	1.75	9,463	1.62	10,128	1.53

Total non-margin loans	34,739	2.78	32,895	2.82	30,200	2.78	30,574	2.51	28,973	2.63	30,878	2.45
Securities
U.S. government obligations	787	2.50	1,679	1.67	4,605	1.45	5,729	1.44	6,600	1.40	6,162	1.46
U.S. government agency obligations	12,063	3.71	14,748	3.74	17,635	3.79	19,530	3.59	19,429	3.58	19,629	3.48
Obligations of states and political subdivisions	767	6.71	710	6.92	639	7.30	607	7.35	670	6.37	638	6.56
Other securities	29,848	4.47	34,766	2.85	31,010	3.04	29,707	3.49	28,653	4.20	27,601	4.14
Trading securities	1,728	2.86	2,179	2.50	1,973	2.30	2,090	2.53	2,075	2.49	2,752	2.62

Total securities	45,193	4.22	54,082	3.10	55,862	3.16	57,663	3.32	57,427	3.63	56,782	3.58

Total interest-earning assets	167,427	2.37	157,265	2.16	155,159	2.14	164,075	2.09	163,429	2.18	167,119	2.08
Allowance for credit losses	(378)		(426)		(425)		(448)		(502)		(517)
Cash and due from banks	4,824		3,412		3,247		3,104		3,514		3,673
Other assets	45,880		45,975		45,728		45,481		45,346		46,266
Discontinued Operations	2,366		2,307		2,077		1,993		898		260
Total Asset Consol VIE FAS 167	—		—		—		—		12,730		12,040
Total Assets	$220,119		$208,533		$205,786		$214,205		$225,415		$228,841
Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts	$2,057	0.23%	$2,387	0.41%	$2,569	0.37%	$3,384	0.26%	$3,164	0.43%	$3,892	0.48%
Savings	1,165	0.61	1,070	0.44	1,115	0.32	1,196	0.49	1,372	0.27	1,389	0.27
Certificates of deposit of $100,000 & over	1,479	1.11	942	1.00	847	0.62	589	0.32	648	0.25	332	0.16
Other time deposits	22,080	0.20	20,840	0.14	19,306	0.14	21,550	0.13	23,801	0.09	26,289	0.08
Foreign offices	75,202	0.31	73,657	0.14	69,795	0.08	71,685	0.10	72,049	0.16	68,061	0.19

Total interest-bearing deposits	101,983	0.30	98,896	0.16	93,632	0.11	98,404	0.12	101,034	0.16	99,963	0.17
Federal funds purchased and securities under repurchase agreements	1,839	0.09	2,485	(0.46)	3,075	0.20	3,361	0.14	3,697	0.07	4,441	0.19
Other borrowed funds	3,785	1.57	2,756	1.04	2,286	1.49	2,618	1.86	2,805	1.97	4,223	2.08
Borrowings from FRB Related to ABCP	1,269	2.25	—	—	—	—	—	—	—	—	—	—
Payables to customers and broker-dealers	3,797	0.20	4,901	0.13	5,844	0.10	6,476	0.07	6,372	0.08	6,596	0.09
Long-term debt	15,493	2.72	16,793	2.35	17,393	1.74	17,863	1.89	16,808	1.50	16,462	1.75

Total interest-bearing liabilities	128,166	0.64	125,831	0.46	122,230	0.37	128,722	0.40	130,716	0.36	131,685	0.43
Total noninterest-bearing deposits	43,051		32,852		34,920		34,991		33,330		34,628
Other liabilities	18,523		18,578		18,386		19,633		18,420		20,042
`	2,366		2,307		2,077		1,993		898		260
VIE Liabilities & Obligations FAS 167	—		—		—		—		11,540		11,046
Total Shareholders’ Equity	27,978		28,934		28,144		28,843		29,715		30,434
Noncontrolling interest	35		31		29		23		796		746
Total liabilities and shareholders’ equity	$220,119		$208,533		$205,786		$214,205		$225,415		$228,841
Net interest margin - Taxable equivalent basis		1.87%		1.80%		1.85%		1.77%		1.89%		1.74%
Net interest margin excluding the SILO/LILO charge - Non-GAAP

Note:	Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year. In the second quarter of 2011, certain Money market rate accounts were reclassified to Other time deposits. All prior periods have been restated.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS

Average Balances and Interest Rates (continued)

	Quarter Ended
	September 30, 2010		December 31, 2010		March 31, 2011		June 30, 2011
(dollar amounts in millions)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$60,431	0.93%	$59,660	0.96%	$57,637	1.03%	$59,291	1.24%
Interest-bearing deposits with Federal Reserve bank	9,813	0.40	16,787	0.32	20,373	0.32	34,078	0.32
Other Short Term Investment (FRB)	—	—	—	—	—	—	—	—
Federal funds sold and securities under resale agreements	4,559	0.46	5,553	3.15	4,514	0.50	4,577	0.46
Margin loans	6,269	1.47	6,289	1.55	6,984	1.48	7,508	1.40
Non-margin loans:
Domestic offices	21,110	2.74	21,780	2.55	22,391	2.52	23,113	2.42
Foreign offices	9,390	1.61	9,460	1.53	9,191	1.44	9,707	1.53

Total non-margin loans	30,500	2.39	31,240	2.24	31,582	2.21	32,820	2.16
Securities
U.S. government obligations	7,229	1.63	11,390	1.51	12,849	1.61	14,337	1.63
U.S. government agency obligations	20,074	3.29	21,406	2.95	20,221	2.98	20,466	3.09
Obligations of states and political subdivisions	615	6.43	587	6.53	557	6.37	934	5.30
Other securities	30,075	3.86	31,987	3.55	31,770	3.43	33,045	3.24
Trading securities	3,194	2.57	2,698	3.02	3,698	2.44	2,877	2.44

Total securities	61,187	3.36	68,068	3.02	69,095	2.93	71,659	2.87

Total interest-earning assets	172,759	2.03	187,597	1.95	190,185	1.85	209,933	1.78
Allowance for credit losses	(538)		(530)		(494)		(463)
Cash and due from banks	3,903		4,224		4,088		4,325
Other assets	50,007		50,220		49,577		50,459
Discontinued Operations	247		223		—		—
Total Asset Consol VIE FAS 167	13,947		14,675		14,342		14,226
Total Assets	$240,325		$256,409		$257,698		$278,480
Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts	$4,466	0.52%	$6,296	0.41%	$5,417	0.38%	$4,029	0.41%
Savings	1,389	0.26	1,433	0.22	1,600	0.16	1,646	0.16
Certificates of deposit of $100,000 & over	214	0.11	285	0.08	296	0.06	369	0.05
Other time deposits	27,440	0.07	29,002	0.07	31,823	0.09	34,484	0.08
Foreign offices	70,524	0.22	74,760	0.26	77,379	0.29	85,430	0.44

Total interest-bearing deposits	104,033	0.19	111,776	0.22	116,515	0.23	125,958	0.34
Federal funds purchased and securities under repurchase agreements	5,984	0.09	7,256	2.13	5,172	0.07	10,894	0.06
Other borrowed funds	4,029	1.66	3,703	1.36	4,585	1.92	3,401	1.57
Borrowings from FRB Related to ABCP	—	—	—	—	—	—	—	—
Payables to customers and broker-dealers	6,910	0.08	5,878	0.11	6,701	0.10	6,843	0.08
Long-term debt	16,798	2.04	16,624	1.87	17,014	1.87	17,380	1.63

Total interest-bearing liabilities	137,754	0.45	145,237	0.53	149,987	0.45	164,476	0.47
Total noninterest-bearing deposits	33,198		39,625		38,616		43,038
Other liabilities	23,770		24,740		22,350		23,694
Discontinued Operations	247		223		—		—
VIE Liabilities & Obligations FAS 167	12,778		13,481		13,114		12,966
Total Shareholders' Equity	31,868		32,379		32,827		33,464
Noncontrolling interest	710		724		804		842
Total liabilities and total equity	$240,325		$256,409		$257,698		$278,480
Net interest margin - Taxable equivalent basis		1.67%		1.54%		1.49%		1.41%
Net interest margin excluding the SILO/LILO charge -Non-GAAP

Note:	Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year. In the second quarter of 2011, certain Money market rate accounts were reclassified to Other time deposits. All prior periods have been restated.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 10 Quarter Trend

NONINTEREST EXPENSE

	2009				2010						2011
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr		4th Qtr		1st Qtr		2nd Qtr
Staff:
Compensation	$732	$740	$747	$766	$753	$763	$850		$871		$876		$903
Incentives	247	241	242	266	284	272	289		348		325		328
Employee benefits	190	172	168	189	183	199	205		198		223		232

Total staff	1,169	1,153	1,157	1,221	1,220	1,234	1,344		1,417		1,424		1,463
Professional, legal and other purchased services	237	237	265	278	241	256	282		320		283		301
Software and equipment	158	169	171	178	169	162	187		207		206		203
Net occupancy	139	142	142	141	137	143	150		158		153		161
Distribution and servicing	103	102	97	91	89	90	94		104		111		109
Sub-custodian	39	60	49	55	52	65	60		70		68		88
Business development	44	49	45	76	52	68	63		88		56		73
Other	202	233	232	226	186	201	249		260		277		292

Subtotal	$2,091	$2,145	$2,158	$2,266	$2,146	$2,219	$2,429	(b)	$2,624	(b)	$2,578	(b)	$2,690	(b)
Special Litigation Reserves	N/A	N/A	N/A	N/A	164	N/A	N/A		N/A		N/A		N/A
FDIC special assessment	—	61	—	—	—	—	—		—		—		—
Amortization of intangible assets	107	108	104	107	97	98	111		115		108		108
Restructuring charges	10	6	(5)	139	7	(15)	15		21		(6)		(7)
Merger & integration expense	68	59	54	52	26	14	56		43		17		25

Total noninterest expense	$2,276	$2,379	$2,311	$2,564	$2,440	$2,316	$2,611		$2,803		$2,697		$2,816
Employees at period-end (a)	41,700	41,800	42,000	42,200	42,300	42,700	47,700		48,000		48,400		48,900

(a)	Represents full time employees.

(b)	Noninterest expense from the GIS/BAS acquisitions was $185 million in the third quarter of 2010, $196 million in the fourth quarter of 2010, $203 million in the first quarter of 2011 and $210 million in the second quarter of 2011.

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT/ CUSTODY AND ADMINISTRATION / SECURITIES LENDING - 10 Quarter Trend

	2009				2010				2011
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Market value of assets under management at period-end (in billions)
Institutional	$394	$425	$461	$611	$620	$595	$639	$639	$701	$733
Mutual Funds	413	421	421	416	396	370	418	454	451	462
Private Client	74	80	84	88	89	82	84	79	77	79

Total market value of assets under management	881	926	966	1,115	1,105	1,047	1,141	1,172	1,229	1,274
Composition of assets under management at period-end
Equity	29%	30%	32%	30%	31%	30%	31%	32%	34%	34%
Money Market	44%	43%	39%	32%	30%	30%	29%	29%	27%	26%
Fixed Income	17%	17%	18%	27%	28%	30%	30%	29%	30%	31%
Alternative investments and overlay	10%	10%	11%	11%	11%	10%	10%	10%	9%	9%

Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Market value of assets under custody and administration at period-end (in trillions)	$19.5	$20.7	$22.1	$22.3	$22.4	$21.8	$24.4	$25.0	$25.5	$26.3
Market value of securities on loan at period-end	$293	$290	$299	$247	$253	$248	$279	$278	$278	$273
Market Indices
S&P 500 Index (a)	798	919	1057	1115	1169	1031	1141	1258	1326	1321
S&P 500 Index—daily average	809	891	995	1088	1123	1135	1095	1204	1302	1318
FTSE 100 Index (a)	3926	4249	5134	5413	5680	4917	5549	5900	5909	5946
FTSE 100 Index-daily average	4040	4258	4708	5235	5431	5361	5312	5760	5945	5906
Barclays Capital Aggregate Bond Index (a)	262	280	304	301	300	299	329	323	328	341
MSCI EAFE Index (a)	1056	1307	1553	1581	1584	1348	1561	1658	1703	1708
NTSE & NASDAQ Share Volume (in billions)	297	303	270	243	246	299	233	219	225	209

(a)	Period end

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT NET FLOWS –10 Quarter Trend

	2009				2010				2011
(dollar amounts in billions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Market value of assets under management at beginning of period	$928	$881	$926	$966	$1,115	$1,105	$1,047	$1,141	$1,172	$1,229
Net Flows
Long-term	(1)	(17)	(2)	14	16	12	11	9	31	32
Money market	(11)	(2)	(14)	(22)	(25)	(17)	18	6	(5)	(1)

Total net inflows	(12)	(19)	(16)	(8)	(9)	(5)	29	15	26	31
Net Market and currency impact/other	(35)	64	56	10	(1)	(53)	65	16	31	14
Acquisitions	—	—	—	147 (a)	—	—	—	—	—	—

Market value of assets under management
at end of period	$881	$926	$966	$1,115	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274

(a)	Represents acquisitions of Insight ($139 billion) and 20% interest in Siguler Guff ($8 billion).

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

INVESTMENT MANAGEMENT – 10 Quarter Trend

	2009				2010				2011
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (a)	1st Qtr (a), (b)	2nd Qtr (a), (b)	3rd Qtr (a), (b)	4th Qtr (a), (b)	1st Qtr (a), (b)	2nd Qtr (a), (b)
Revenue:
Investment management:
Mutual funds	267	271	283	277	249	254	270	293	283	290
Institutional clients	198	191	216	242	280	279	282	300	319	319
Wealth management fees	139	146	153	158	159	153	154	157	164	163
Performance fees	7	26	1	59	13	19	16	75	17	18

Total investment management revenue	611	634	653	736	701	705	722	825	783	790
Distribution and servicing	81	79	64	55	47	49	53	52	51	48
Other fee revenue (c)	(76)	(47)	12	23	27	13	18	22	36	27

Total fee and other revenue	616	666	729	814	775	767	793	899	870	865
Net interest revenue	72	62	58	50	52	53	50	50	53	47

Total revenue	688	728	787	864	827	820	843	949	923	912
Provision for credit losses	—	—	—	1	—	1	—	2	—	1
Noninterest expenses (ex. intangible amortization)	524	551	573	587	569	596	624	667	630	643

Income before taxes (ex. intangible amortization)	164	177	214	276	258	223	219	280	293	268
Amortization of intangible assets	67	66	64	67	58	59	59	61	55	53

Income before taxes	97	111	150	209	200	164	160	219	238	215
Average assets	$22,274	$21,536	$21,546	$22,009	$33,805	$33,944	$36,197	$37,648	$37,318	$36,742
Market value of assets under management at period-end (in billions)	$881	$926	$966	$1,115	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274
Pre-tax operating margin
GAAP	14%	15%	19%	24%	24%	20%	19%	23%	26%	24%
Non-GAAP (ex. intangible amortization and net distribution and servicing expense) (d)	28%	28%	31%	36%	35%	31%	29%	33%	36%	33%

(a)	Insight Investment Management acquisition closed November 2, 2009.

(b)	Total fee and other revenue for the first, second, third and fourth quarters of 2010 and the first and second quarters of 2011 includes income from consolidated asset management funds of $65 million, $65 million, $37 million, $59 million, $110 million and $63 million, respectively, and net income attributable to noncontrolling interest of $24 million, $33 million, ($12) million, $14 million, $44 million and $21 million, respectively. The net of these income statement line items is included above in institutional client revenue of $25 million, $29 million, $36 million, $33 million, $31 million and $29 million respectively, and other revenue of $16 million, $3 million, $13 million, $10 million, $35 million and $13 million, respectively, and performance fees of $2 million for the fourth quarter of 2010.

(c)	Includes investment write-downs of $34 million and $45 million in the first and second quarters of 2009.

(d)	Distribution and servicing expense totaled for 2009 $103, $102, $96, and $92, respectively, for 2010 $88 million, $90 million, $94 million, and $104 million, respectively, for 2011 $110 million, and $108 million, respectively.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

INVESTMENT SERVICES - 10 Quarter Trend

	2009				2010				2011
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Revenue:
Investment services fees
Asset servicing fees - ex. securities lending (a)	506	557	581	595	583	597	819	861	870	898
Securities lending revenue	79	86	32	25	24	30	26	27	27	52
Issuer services	364	373	359	367	333	354	364	409	351	365
Clearing services	249	248	232	219	227	240	250	276	290	290
Treasury services	124	130	128	133	130	124	131	128	127	127

Total investment services fees	1,322	1,394	1,332	1,339	1,297	1,345	1,590	1,701	1,665	1,732
Foreign Exchange and other trading revenue	289	287	242	241	221	249	185	227	208	202
Other fee revenue (b)	120	124	115	82	72	120	90	82	77	84

Total fee and other revenue (b)	1,731	1,805	1,689	1,662	1,590	1,714	1,865	2,010	1,950	2,018
Net interest revenue	643	595	559	552	653	608	589	598	639	666

Total revenue (c)	2,374	2,400	2,248	2,214	2,243	2,322	2,454	2,608	2,589	2,684
Provision for credit losses	—	—	—	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization) (d)	1,408	1,417	1,422	1,489	1,419	1,521	1,630	1,759	1,763	1,837

Income before taxes (ex. intangible amortization)	966	983	826	725	824	801	824	849	826	847
Amortization of intangible assets	40	43	39	39	38	39	52	53	53	54

Income before taxes	926	940	787	686	786	762	772	796	773	793
Average loans	$15,193	$13,639	$12,449	$13,766	$14,273	$17,053	$17,941	$19,053	$20,554	$22,891
Average assets	$157,011	$146,407	$144,734	$153,476	$153,666	$153,836	$158,837	$174,815	$178,718	$193,498
Average deposits	$126,250	$117,639	$115,071	$120,652	$122,350	$121,468	$123,212	$136,060	$141,115	$154,771
Pre-tax operating margin
GAAP	39%	39%	35%	31%	35%	33%	31%	31%	30%	30%
Non-GAAP adjusted (excluding intangible amortization)	41%	41%	37%	33%	37%	34%	34%	33%	32%	32%
Market value of assets under custody and administration at period-end (in trillions)	$19.5	$20.7	$22.1	$22.3	$22.4	$21.8	$24.4	$25.0	$25.5	$26.3
Market value of securities on loan at period-end (in billions) (a)	$293	$290	$299	$247	$253	$248	$279	$278	$278	$273

(a)	Represents the total amount of securities on loan (both cash and non-cash) managed by the Investment Services business.
(b)	Total fee and other revenue includes investment management fees and distribution and servicing revenue.
(c)	Total revenue from the Acquisitions was $237 million in the third quarter of 2010, $253 million in the fourth quarter, $270 million in first quarter of 2011 and $274 million in the second quarter of 2011.
(d)	Noninterest expense from the Acquisitions was $185 million in the third quarter of 2010, $196 million in the fourth quarter of 2010, $203 million in the first quarter of 2011 and $210 million in the second quarter of 2011.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

OTHER—10 Quarter Trend

	2009				2010				2011
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr (b)	1st Qtr (c)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Revenue:
Fee and other revenue (a)	(215)	(218)	(4,641)	101	205	106	59	108	84	215
Net interest revenue	60	43	99	122	60	61	79	72	6	18

Total revenue	(155)	(175)	(4,542)	223	265	167	138	180	90	233
Provision for credit losses	59	61	147	64	35	19	(22)	(24)	—	(1)
Noninterest expenses (ex. FDIC special assessment, special litigation reserves, intangible amortization, M&I expenses and restructuring charges)	159	177	163	190	158	102	175	198	185	210

Income before taxes and extraordinary (loss) (ex. FDIC special assessment, special litigation reserves, intangible amortization, M&I expenses and restructuring charges)	(373)	(413)	(4,852)	(31)	72	46	(15)	6	(95)	24
Amortization of intangible assets	—	(1)	1	1	1	—	—	1	—	1
Special Litigation Reserves	N/A	N/A	N/A	N/A	164	N/A	N/A	N/A	N/A	N/A
FDIC special assessment	—	61	—	—	—	—	—	—	—	—
Restructuring charges	10	6	(5)	139	7	(15)	15	21	(6)	(7)
Merger & integration expenses	68	59	54	52	26	14	56	43	17	25

Income before taxes and extraordinary (loss)	(451)	(538)	(4,902)	(223)	(126)	47	(86)	(59)	(106)	5
Average loans	$18,377	$17,707	$16,076	$15,282	$13,639	$13,261	$12,308	$11,808	$11,187	$10,553
Average assets	$38,468	$38,283	$37,429	$36,727	$37,046	$40,801	$45,044	$43,723	$41,662	$48,240
Average deposits	$11,710	$7,473	$6,866	$5,911	$4,689	$5,105	$5,564	$6,201	$4,744	$5,229

(a)	Total fee and other revenue includes investment write-downs of $316 million, $209 million and $4.8 billion in the first, second and third quarters of 2009.

(b)	The fourth quarter of 2009 includes a pretax global efficiency restructuring charge of $139 million.

(c)	The first quarter of 2010 includes a $164 million pretax charge related to special litigation reserves.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

	Investment Management			Investment Services			Other			Consolidated Results
(dollar amounts in millions unless otherwise noted)	2010	2009	2008	2010	2009	2008	2010	2009	2008	2010 (b)	2009	2008
Revenue:
Investment services fees
Asset servicing	122	113	152	2,967	2,461	3,241	—	(1)	(23)	3,089	2,573	3,370
Issuer services	—	—	—	1,460	1,463	1,685	—	—	—	1,460	1,463	1,685
Clearing services	12	12	13	993	948	1,040	—	2	12	1,005	962	1,065
Treasury services	3	3	3	513	515	509	1	1	2	517	519	514

Total investment services fees	137	128	168	5,933	5,387	6,475	1	2	(9)	6,071	5,517	6,634
Investment management fees	2,830	2,541	3,073	36	30	42	4	13	20	2,870	2,584	3,135
Performance fees	123	93	83	—	—	—	—	—	—	123	93	83
Foreign exchange and other trading revenue	26	28	35	882	1,059	1,301	(22)	(51)	126	886	1,036	1,462
Distribution and servicing	201	279	375	8	54	49	1	(7)	(3)	210	326	421
Financing-related fees	7	10	14	52	49	55	136	156	117	195	215	186
Investment and other income	(102)	(178)	(251)	268	308	314	343	207	358	509	337	421

Total fee revenue	3,222	2,901	3,497	7,179	6,887	8,236	463	320	609	10,864	10,108	12,342
Net Securities gains (losses)	12	(76)	(78)	—	—	(11)	15	(5,293)	(1,539)	27	(5,369)	(1,628)

Total fee and other revenue	3,234	2,825	3,419	7,179	6,887	8,225	478	(4,973)	(930)	10,891	4,739	10,714
Net interest revenue (expense)	205	242	283	2,448	2,349	2,600	272	324	(24)	2,925	2,915	2,859

Total revenue	3,439	3,067	3,702	9,627	9,236	10,825	750	(4,649)	(954)	13,816	7,654	13,573
Provision for credit losses	3	1	—	—	—	—	8	331	104	11	332	104
Noninterest expenses (ex. M&I expenses and intangible amortization)	2,456	2,235	2,971	6,329	5,736	6,822	825	900	774	9,610	8,871	10,567

Income before taxes and extraordinary (loss) (ex. M&I expenses and intangible amortization)	980	831	731	3,298	3,500	4,003	(83)	(5,880)	(1,832)	4,195	(1,549)	2,902
Amortization of intangible assets	237	264	308	182	161	158	2	1	7	421	426	473
Merger & integration expense	—	—	—	—	—	—	139	233	483	139	233	483

Income before taxes, noncontrolling interest and extraordinary (loss)	743	567	423	3,116	3,339	3,845	(224)	(6,114)	(2,322)	3,635	(2,208)	1,946
Average loans	$6,461	$5,821	$4,939	$17,096	$13,754	$21,380	$12,748	$16,849	$20,287	$36,305	$36,424	$46,606
Average assets	$35,411	$21,840	$23,087	$160,343	$150,382	$131,086	$41,682	$37,717	$53,343	$237,436	$209,939	$207,516
Average deposits	$8,240	$6,788	$7,684	$125,803	$119,874	$102,285	$5,395	$7,990	$15,670	$139,438	$134,652	$125,639
Market value of assets under management at period-end (in billions)	$1,172	$1,115	$928	$—	$—	$—	$—	$—	$—	$1,172	$1,115	$928
Market value of assets under custody and administration at period-end (in trillions)	$—	$—	$—	$25.0	$22.3	$20.2	$—	$—	$—	$25.0	$22.3	$20.2
Market value of securities on loan at period-end (in billions)	$—	$—	$—	$—	$247	$326	$—	$—	$—	$—	$247	$326
Pre-tax operating margin—GAAP	22%	18%	11%	32%	36%	36%	n/m	n/m	243%	26%	n/m	14%
Pre-tax operating margin (ex. intangible amortization)—Non-GAAP	28%	27%	20%	34%	38%	37%	n/m	n/m	243%	29%	n/m	18%
Pre-tax operating margin—Non-GAAP (a)	29%	30%	30%	34%	42%	42%	n/m	n/m	n/m	32%	31%	39%
Memo:
Securities Lending Revenue										150	259	789

(a)	Excludes M&I expenses, tax settlements, support agreement charges, restructuring charges, special litigation, investment write-downs and intangible amortization expense.

(b)	Total fee and other revenue and income before taxes for the year 2010 included income from consolidated asset management funds of $226 million net a loss attributable to noncontrolling interests of $59 million. The net of these income statement line items of $167 million is included above in fee and other revenue.

n/m—not meaningful

Note: See pages 9-11 for details of revenue/expense items impacting respective business results.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 10 Quarter Trend

NONPERFORMING ASSETS

	2009				2010				2011
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Loans:
Other residential mortgages	$143	$163	$183	$190	$204	$229	$238	$244	$245	$236
Wealth Management	6	63	58	58	58	62	66	59	56	31
Commercial real estate	197	63	63	61	50	49	39	44	36	28
Commercial	34	43	71	65	40	40	35	34	32	31
Foreign	2	1	—	—	7	7	7	7	7	13
Financial Institutions	30	39	180	172	95	13	9	5	4	4

Total nonperforming loans	412	372	555	546	454	400	394	393	380	343
Other assets owned	9	6	5	4	5	6	7	6	6	8

Total nonperforming assets (a)	$421	$378	$560	$550	$459	$406	$401	$399	$386	$351

Nonperforming assets ratio	1.0%	1.0%	1.5%	1.5%	1.4%	1.1%	1.1%	1.1%	1.0%	1.0%
Allowance for loan losses/nonperforming loans	114.1	116.7	82.2	92.1	114.5	135.5	135.5	126.7	122.9	128.6
Allowance for loan losses/nonperforming assets	111.6	114.8	81.4	91.5	113.3	133.5	133.2	124.8	121.0	125.6
Total allowance for credit losses/nonperforming loans	135.7	141.4	107.4	115.0	140.5	161.3	154.3	145.3	145.8	156.0
Total allowance for credit losses/nonperforming assets	132.8	139.2	106.4	114.2	139.0	158.9	151.6	143.1	143.5	152.4

(a)	Loans of consolidated investment management funds are not part of BNY Mellon's loan portfolio. Included in these loans are nonperforming loans for the 1st, 2nd, 3rd and 4th quarters of 2010 of $150 million, $131 million, $231 million and $218 million, respectively, and for 1st and 2nd quarters of 2011 of $239 million and $216 million, respectively. These loans are recorded at fair value and therefore do not impact the provision for credit losses and allowance for loan losses, and accordingly are excluded from the nonperforming assets table above.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 10 Quarter Trend

ALLOWANCE FOR CREDIT LOSSES, PROVISION AND NET CHARGE-OFFS

	2009				2010				2011
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Allowance for credit losses:
Allowance for loan losses	$415	$470	$434	$456	$503	$520	$542	$534	$498	$467
Allowance for lending-related commitments	114	89	92	140	125	118	103	74	73	87

Allowance at beginning of period	529	559	526	596	628	638	645	608	571	554

Net (charge-offs)/recoveries
Charge-offs	(51)	(54)	(77)	(33)	(37)	(14)	(17)	(17)	(19)	(21)
Recoveries	1	—	—	—	12	1	2	2	2	2

Total Net (charge-offs)/recoveries	(50)	(54)	(77)	(33)	(25)	(13)	(15)	(15)	(17)	(19)
Provision for credit losses (a)	59	61	147	65	35	20	(22)	(22)	—	—
Impact of Merger	—	—	—	—	—	—	—	—	—	—
Transfer to Discontinued Operations	21	(40)	—	—	—	—	—	—	—	—
Sale of Mellon 1st Business Bank	—	—	—	—	—	—	—	—	—	—
SFAS 159 Adoption	—	—	—	—	—	—	—	—	—	—

Allowance at end of period	559	526	596	628	638	645	608	571	554	535

Allowance for loan losses	$470	$434	$456	$503	$520	$542	$534	$498	$467	$441
Allowance for lending related-commitments	89	92	140	125	118	103	74	73	87	94

Allowance at end of period (a)	559	526	596	628	638	645	608	571	554	535

Allowance for loan losses as a percentage of total loans (b)	1.13%	1.14%	1.26%	1.37%	1.54%	1.46%	1.41%	1.32%	1.17%	1.05%

(a)	The allowance and provision for credit losses for the first quarter 2009 exclude discontinued operations.

(b)	Excluding purchase accounting adjustments.